SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C. 20549


                             FORM 8-K


                          CURRENT REPORT


                Pursuant to Section 13 or 15(d) of
                the Securities Exchange Act of 1934


    Date of Report (Date of earliest event reported): May 2, 2001


               THE READER'S DIGEST ASSOCIATION, INC.
      (Exact name of registrant as specified in its charter)


         Delaware               1-10434            13-1726769
     (State or other       (Commission File     (I.R.S. Employer
     jurisdiction of            Number)      Identification Number)
     incorporation or
      organization)


            Pleasantville, New York          10570-7000
        (Address of principal executive      (Zip Code)
                    offices)

        Registrant's telephone number, including area code:
                          (914) 238-1000






                                                Page 1 of XX pages.



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ITEM 5.    Other Events.

      Filed herewith as Exhibit 99.1 is a the company's news release, issued on May 2, 2001, relating to the Company's earnings for the third fiscal quarter ended March 31, 2001.

      Filed herewith as Exhibit 99.2 is a presentation to analysts and investors made on May 2, 2001 by Thomas O. Ryder, Chairman and Chief Executive Officer, and George S. Scimone, Senior Vice President and Chief Financial Officer, of The Reader's Digest Association, Inc., in connection with the Company's earnings release for the third fiscal quarter ended March 31, 2001.

ITEM 7. Financial Statements, Pro Forma Financial Information and Exhibits.

      (a)  Financial statements of business acquired
           Not applicable

      (b)  Pro forma financial information
           Not applicable

(c)   Exhibits

           Number                   Description

            99.1 The company's news release, issued on May 2, 2001, relating to the Company's earnings for the third fiscal quarter ended March 31, 2001.

            99.2 A presentation to analysts and investors made on May 2, 2001 by Thomas O. Ryder, Chairman and Chief Executive Officer, and George S. Scimone, Senior Vice President and Chief Financial Officer, of The Reader's Digest Association, Inc., in connection with the Company's earnings release for the third fiscal quarter ended March 31, 2001.

                            SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                            THE READER'S DIGEST ASSOCIATION, INC.
                                         (Registrant)


Date:  May 2, 2001
                            _/s/    THOMAS D. BARRY
                            ----------------------------------
                                        Thomas D. Barry
                                      Vice President and
                                     Corporate Controller

                           EXHIBIT INDEX



Exhibit No.                         Description

  99.1 The company's news release, issued on May 2, 2001, relating to the Company's earnings for the third fiscal quarter ended March 31, 2001.

  99.2 A presentation to analysts and investors made on May 2, 2001 by Thomas O. Ryder, Chairman and Chief Executive Officer, and George S. Scimone, Senior Vice President and Chief Financial Officer, of The Reader's Digest Association, Inc., in connection with the Company's earnings release for the third fiscal quarter ended March 31, 2001.